                                                                  Exhibit 99.1

PARKVALE
FINANCIAL CORPORATION
-------------------------------------------------------------------------------
        4420 WILLIAM PENN HIGHWAY, MONROEVILLE, PA 15146-2774    (412) 373-7200
                                                            FAX# (412) 373-1570

  For Immediate Release
                                                             April 21, 2005

        PARKVALE FINANCIAL CORPORATION ANNOUNCES AN INCREASE IN EARNINGS
                      FOR THE THIRD QUARTER OF FISCAL 2005

         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE QUARTER ENDED MARCH 31, 2005 OF $3.1 MILLION OR $0.54 PER DILUTED SHARE, UP 14.9% ON A PER SHARE BASIS, COMPARED TO NET INCOME OF $2.7 MILLION OR $0.47 PER DILUTED SHARE FOR THE QUARTER ENDED MARCH 31, 2004. The $460,000 increase in net income for the March 2005 quarter reflects increases in net interest income and non-interest income mitigated by an increase in non-interest expense. The 17.3% increase in net income for the quarter is primarily attributable to the acquisition of Advance Financial Bancorp (AFB) in December 2004. Net interest income increased to $9.7 million from $7.5 million for the prior period. Return on average equity was 11.31% for the March 2005 quarter, up from 10.21% for the March 2004 quarter.

         NET INCOME FOR THE NINE MONTHS ENDED MARCH 31, 2005 WAS $8.5 MILLION OR $1.49 PER DILUTED SHARE, UP 8.0% ON A PER SHARE BASIS, COMPARED TO NET INCOME OF $7.8 MILLION OR $1.38 PER DILUTED SHARE FOR THE NINE MONTHS ENDED MARCH 31, 2004. The $667,000 increase in net income for the March 2005 nine months reflects an increase in net interest income and non-interest income partially offset by an increase in non-interest expense. Net interest income for the nine months ended March 31, 2005 increased to $25.0 million from $22.0 million for the nine months ended March 31, 2004. Return on average equity was 10.45% for the nine months ended March 2005, up from 10.19% for nine months ended March 2004.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 46 offices in the Tri State area. The Bank had assets of $1.9 billion at March 31, 2005.

              (Condensed Consolidated Statement of Operations and selected financial data is attached.)

Contact: Robert J. McCarthy, Jr.                     Timothy G. Rubritz
         President and CEO                           Chief Financial Officer
         (412) 373-4815                              (412) 373-4817

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In Thousands except per share data)

                                   (Unaudited)

                                                                    THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          MARCH 31,                     MARCH 31,
                                                                   2005            2004            2005           2004
                                                         ----------------------------------------------------------------
Total interest income                                            $21,039          $17,488        $56,125         $53,684
Total interest expense                                            11,326            9,984         31,098          31,648
                                                         ----------------------------------------------------------------

  Net interest income                                              9,713            7,504         25,027          22,036
Provision for loan losses                                             32               23            143             (32)
                                                         ----------------------------------------------------------------

  Net interest income after provision for losses                   9,681            7,481         24,884          22,068
Gain on sale of assets                                                13              203             27             609
Total non-interest income                                          2,139            1,673          5,902           5,184
Total non-interest expense                                         7,261            5,553         18,481          16,702
                                                         ----------------------------------------------------------------

  Income before income taxes                                       4,572            3,804         12,332          11,159
Income tax expense                                                 1,456            1,148          3,876           3,370
                                                         ----------------------------------------------------------------

Net income                                                        $3,116           $2,656         $8,456          $7,789
                                                         ================================================================

Earnings per diluted share                                         $0.54            $0.47          $1.49           $1.38
Cash dividends per share                                           $0.20            $0.20          $0.60           $0.56

-------------------------------------------------------------------------------

                             SELECTED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                MARCH 31,      June 30,       March 31,
                                                                                  2005           2004           2004
                                                                         ------------------------------------------------
Total assets                                                                   $1,891,547     $1,612,453      $1,608,618
Savings deposits                                                                1,512,416      1,281,971       1,284,120
Total loans, net                                                                1,205,102      1,015,078       1,055,905
Loan loss reserves                                                                 15,445         13,808          14,577
Non-performing assets                                                               7,754          7,953           7,256
Ratio of classified assets to total assets                                          0.41%          0.49%           0.45%
Allowance for loan losses as a % of gross loans                                     1.27%          1.34%           1.36%
Total stockholders' equity                                                       $110,855       $104,686        $104,408
Book value per share                                                                19.73          18.76           18.60

-------------------------------------------------------------------------------
                               OTHER SELECTED DATA

                                                                   THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                        MARCH 31,                       MARCH 31,
                                                                  2005             2004            2005           2004
                                                         ----------------------------------------------------------------
Average interest rate spread                                       2.12%            1.82%          1.98%           1.81%
Return on average assets                                           0.66%            0.66%          0.66%           0.65%
Return on average equity                                          11.31%           10.21%         10.45%          10.19%
Non-interest expense to average assets                             1.53%            1.39%          1.44%           1.38%


                         PARKVALE FINANCIAL CORPORATION

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (Dollar amounts in thousands, except share data)

                                                                      MARCH 31,      June 30,
                               ASSETS                                    2005          2004
                                                                 -----------------------------
                                                                           (Unaudited)
Cash and noninterest-earning deposits                                $   26,430     $   23,814
Federal funds sold                                                       80,000         14,000
                                                                     ----------     ----------
Cash and cash equivalents                                               106,430         37,814

Interest-earning deposits in other banks                                    214         13,547
Investment securities available for sale (cost of
  $20,277 at March 31 and $20,304 at June 30)                            20,572         20,372
Investment securities held to maturity (fair value
  of $481,987 at March 31 & $475,759 at June 30)                        485,156        477,574
Loans, net of allowance of $15,445 at March 31
  and $13,808 at June 30                                              1,205,102      1,015,078
Foreclosed real estate, net                                               1,645          2,998
Office properties and equipment, net                                     13,411         10,049
Goodwill                                                                 24,457          7,561
Intangible assets and deferred charges                                    7,726          3,573
Prepaid expenses and other assets                                        26,834         23,887
                                                                 -----------------------------

                                                Total Assets         $1,891,547     $1,612,453
                                                                 =============================

                     LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Deposits                                                             $1,512,416     $1,281,971
Advances from Federal Home Loan Bank                                    202,241        171,093
Trust preferred securities                                               32,200         25,000
Escrow for taxes and insurance                                            5,787          6,030
Other liabilities                                                         5,812          4,363
Other debt                                                               22,236         19,310
                                                                 -----------------------------

                                           Total Liabilities         $1,780,692      1,507,767
                                                                 -----------------------------

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                                         -              -
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued)                                    6,735          6,735
Additional Paid in Capital                                                3,558          3,616
Treasury Stock at cost (1,114,911 shares in March
   and 1,186,663 shares in June)                                        (21,702)       (22,687)
Accumulated other comprehensive income                                      188             43
Retained earnings                                                       122,076        116,979
                                                                 -----------------------------

                                  Total Shareholders' Equity            110,855        104,686
                                                                 -----------------------------

                  Total Liabilities and Shareholders' Equity         $1,891,547     $1,612,453
                                                                 =============================


                         PARKVALE FINANCIAL CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar amounts in thousands, except per share data)

                                                           THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                MARCH 31,                       MARCH 31,
                                                          2005            2004            2005            2004
                                                     ------------------------------------------------------------
                                                              (Unaudited)                     (Unaudited)
Interest Income:
  Loans                                                  $16,163        $13,934          $42,138         $44,101
  Investments                                              4,426          3,250           12,917           8,803
  Federal funds sold                                         450            304            1,070             780
                                                     -----------------------------------------------------------

      Total interest income                               21,039         17,488           56,125          53,684
                                                     -----------------------------------------------------------

Interest Expense:
  Savings deposits                                         8,206          7,471           22,431          24,106
  Borrowings                                               2,608          2,204            7,453           6,623
  Trust preferred securities                                 512            309            1,214             919
                                                     -----------------------------------------------------------

      Total interest expense                              11,326          9,984           31,098          31,648
                                                     -----------------------------------------------------------

Net interest income                                        9,713          7,504           25,027          22,036
Provision for loan losses                                     32             23              143             (32)
                                                     -----------------------------------------------------------

Net interest income after
   provision for losses                                    9,681          7,481           24,884          22,068
                                                     -----------------------------------------------------------

Noninterest Income:
  Service charges on deposit accounts                      1,456          1,049            4,146           3,266
  Other fees and service charges                             370            265              860             820
  Gain on sale of assets                                      13            203               27             609
  Miscellaneous                                              313            359              896           1,098
                                                     -----------------------------------------------------------

      Total other income                                   2,152          1,876            5,929           5,793
                                                     -----------------------------------------------------------

Noninterest Expenses:
  Compensation and employee benefits                       3,812          3,065           10,091           9,204
  Office occupancy                                         1,329          1,075            3,318           3,186
  Marketing                                                   71             75              256             264
  FDIC insurance                                              47             49              140             151
  Office supplies, telephone, and postage                    538            399            1,292           1,188
  Miscellaneous                                            1,464            890            3,384           2,709
                                                     -----------------------------------------------------------

      Total other expense                                  7,261          5,553           18,481          16,702
                                                     -----------------------------------------------------------

Income before income taxes                                 4,572          3,804           12,332          11,159
Income tax expense                                         1,456          1,148            3,876           3,370
                                                     -----------------------------------------------------------

Net income                                                $3,116         $2,656           $8,456          $7,789
                                                     ===========================================================

Basic earnings per share                                   $0.55          $0.47            $1.51           $1.40
Diluted earnings per share                                 $0.54          $0.47            $1.49           $1.38
Dividends per share                                        $0.20          $0.20            $0.60           $0.56
